     AMENDMENT AGREEMENT NO.3 dated as of September 28, 2007 (this “Amendment”), with respect to the Fourth Amended and Restated Credit Agreement dated as of August 15, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among REGENCY GAS SERVICES LP, a Delaware limited partnership, REGENCY ENERGY PARTNERS LP, a Delaware limited partnership, the Subsidiary Guarantors, the Lenders, UBS SECURITIES LLC (“UBSS”) and WACHOVIA CAPITAL MARKETS, LLC (“Wachovia Capital Markets”), as joint lead arrangers and joint bookmanagers for the Tranche B-1 Term Loans, WACHOVIA CAPITAL MARKETS, CITIGROUP GLOBAL MARKETS INC. (“CGMI”) and UBSS, as joint lead arrangers and joint bookmanagers for the Revolving Loans, WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties, as issuing bank and swingline lender, UBS LOAN FINANCE LLC, as syndication agent for the Loans, CGMI, as co-syndication agent for the Revolving Loans and FORTIS CAPITAL CORP.. JPMORGAN CHASE BANK, N.A., THE ROYAL BANK OF SCOTLAND PLC and MORGAN STANLEY BANK, as co-documentation agents.
     A. The Borrower has requested that the Administrative Agent and Required Lenders agree to amend certain provisions of the Credit Agreement in order to increase the Revolving Commitment in an aggregate principal amount of $250,000,000;
     B. The Administrative Agent and Required Lenders are willing so to agree and to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.
     C. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
     SECTION 1.      Amendments. Section 1.01 of the Credit Agreement shall be amended as follows:
(a)      the definition of “Additional Revolving Lender” shall be amended and restated in its entirety to read as follows:
““Additional Revolving Lender” shall mean a Person with (i) a Replacement Revolving Commitment or (ii) a New Revolving Commitment, in each case on or after the Amendment Effective Date.”
(b)      the definition of “Eligible Assignee” shall be amended and restated in its entirety to read as follows:
““Eligible Assignee” shall mean (a) any Revolving Lender, (b) an Affiliate of any Revolving Lender, (c) an Approved Fund of a Revolving Lender and (d) any other person approved by the Administrative Agent, the Issuing Bank, the Swingline Lender and Borrower (each such approval not to be unreasonably withheld or delayed); provided that (x) no approval of Borrower shall be required during the continuance of an Event of Default and (y) “Eligible Assignee” shall not include Borrower or any of its Affiliates or Subsidiaries or any natural person.”
(c)      the definition of “New Revolving Commitment” shall be amended and restated in its entirety to read as follows:

““New Revolving Commitment” shall mean the commitment by each Additional Revolving Lender that executes and delivers a counterpart of the Amendment Agreement or Amendment No. 3 pursuant to which it agrees to make Revolving Loans in an amount set forth on Schedule 1 to the Amendment Agreement or the amount set forth below its signature to Amendment No. 3, having identical terms with, and having the same rights and obligations under the Loan Documents as, the Renewed Revolving Commitments.”
(d)      the definition of “Commitment” shall be amended by deleting the reference therein to “Tranche B-1 Term Loans or”.
(e)      the definition of “Revolving Commitment” shall be amended and restated in its entirety to read as follows:
““Revolving Commitment” shall mean (i) with respect to each Lender on the Amendment Effective Date, (a) a Renewed Revolving Commitment, (b) a Replacement Revolving Commitment or (c) a New Revolving Commitment and (ii) the commitment of each person after the Amendment Effective Date to make Revolving Loans pursuant to an Assignment and Assumption, Amendment No. 3, an Increase Joinder or a Revolving Loan Joinder, in each case as the same may be (x) reduced from time to time pursuant to Section 2.07, (y) reduced or increased from time to time pursuant to assignments to or by such Lender pursuant to Section 10.04 or (z) increased from time to time pursuant to Section 2.19. The aggregate principal amount of the Revolving Commitments on the Amendment Effective Date was $250.0 million and the aggregate principal amount of the Revolving Commitments on the Amendment No. 3 Effective Date is $500.0 million.”
(f)      the following definitions shall be deleted in their entirety:
(i) “Incremental Tranche B-1 Term Loan Commitment”; and
(ii) “Incremental Tranche B-1 Term Loans”.
(g)      Section 2.19 shall be amended and restated in its entirety to read as follows:
“ SECTION 2.19      Increase in Commitments; Release of Collateral
(a)      Borrower Request. Borrower may by 10 Business Days’ written notice to the Administrative Agent request, on up to but no more than four separate occasions, prior to the Revolving Maturity Date, an increase to the existing Revolving Commitments by an aggregate amount not in excess of $250.0 million in the aggregate and not less than $5.0 million individually; provided, however, that after any increase in Commitments pursuant to this Section 2.19, the total aggregate amount of the Revolving Commitments shall not exceed $750.0 million. Each such notice shall specify (i) the date (each, an “Increase Effective Date”) on which Borrower proposes that the increased or new Commitments shall be effective, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Eligible Assignee to whom Borrower proposes any portion of such increased or new Commitments be allocated and the amounts of such allocations; provided that any existing Lender approached to provide all or a portion of the increased or new Commitments may elect or decline, in its sole discretion, to provide such increased or new Commitment.

(b)      Conditions. The increased or new Commitments shall become effective, as of such Increase Effective Date; provided that:
(i)      each of the conditions set forth in Section 4.02 shall be satisfied;
(ii)      no Event of Default shall have occurred and be continuing or would result from the borrowings to be made on the Increase Effective Date;
(iii)      as of the applicable Test Period, after calculating Consolidated EBITDA, Indebtedness and Consolidated Interest Expense on a Pro Forma Basis to give effect to the borrowings to be made on the Increase Effective Date, the Projects, any Permitted Acquisition (including any Permitted Acquisition financed on the Increase Effective Date) and Asset Sales consummated at any time on or after the first day of the Test Period as if the incurrence of such Indebtedness, the Projects and any such Permitted Acquisition had been effected on the first day of such period and as if each such Asset Sale had been consummated on the first day of such period, the Reporting Entity shall be in compliance with each of the covenants set forth in Section 6.10;
(iv)      Borrower shall make any payments required pursuant to Section 2.13 in connection with any adjustment of Revolving Loans pursuant to Section 2.19(d); and
(v)      Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction.
(c)      Terms of New Loans and Commitments. The terms and provisions of the Revolving Loans made pursuant to a new Commitment shall be, except as otherwise set forth herein or in the Increase Joinder, identical to the Revolving Loans. The increased or new Commitments shall be effected by a joinder agreement (the “Increase Joinder”) executed by Borrower, the Administrative Agent and each Lender making such increased or new Commitment, in form and substance satisfactory to each of them. The Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.19. In addition, unless otherwise specifically provided herein, all references in the Loan Documents to Revolving Loans shall be deemed, unless the context otherwise requires, to include references to Revolving Loans made pursuant to the new Commitments made pursuant to this Agreement.
(d)      Adjustment of Revolving Loans. Each of the Revolving Lenders having a Revolving Commitment prior to such Increase Effective Date (the “Pre-Increase Revolving Lenders”) shall assign to any Revolving Lender which is acquiring a new or additional Revolving Commitment on the Increase Effective Date (the “Post-Increase Revolving Lenders”), and such Post-Increase Revolving Lenders shall purchase from each Pre-Increase Revolving Lender, at the principal amount thereof together with accrued and unpaid interest and fees, if any, such interests in the Revolving Loans and participation interests in LC Exposure and Swingline Loans outstanding on such Increase Effective

Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in LC Exposure and Swingline Loans will be held by Pre-Increase Revolving Lenders and Post-Increase Revolving Lenders ratably in accordance with their Revolving Commitments after giving effect to such increased Revolving Commitments.
(e)      Equal and Ratable Benefit. The Loans and Commitments established pursuant to this paragraph shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such new Commitments.
(g)      Release of Collateral. Notwithstanding anything to the contrary contained in this Agreement, the Security Documents, any Loan Document or any other document executed in connection herewith, upon payment in full of all of the outstanding Loans and after Regency MLP achieves an Investment Grade Rating, all Collateral and the Security Documents shall be released automatically and terminated without any further action. In connection with the foregoing, the Collateral Agent shall, at Borrower’s expense, promptly execute and file in the appropriate location and deliver to Borrower and each such Guarantor or Guarantor’s designee such termination and full or partial release statements or confirmation thereof, as applicable, and do such other things as are necessary to release the liens to be released pursuant hereto promptly upon the effectiveness of any such release.”
(h)      Section 10.02(b)(xi) shall be amended by deleting the reference therein to “and, if additional Classes of Tranche B-1 Term Loans under this Agreement pursuant to Section 2.19 or consented to by the Required Lenders are made, such new Tranche B-1 Term Loans may be included on a pro rata basis in the various prepayments required pursuant to Section 2.10(f)”; and
(i)      the following defined terms shall be added to Section 1.01 in appropriate alphabetical order:
(i) ““Amendment No. 3” shall mean Amendment No. 3 to Fourth Amended and Restated Credit Agreement, which amends this Agreement, dated as of the Amendment No. 3 Effective Date, among the Borrower, the Administrative Agent and the Required Lenders.”; and
(ii) ““Amendment No. 3 Effective Date” shall mean September 28, 2007.”
     SECTION 2. Conditions Precedent. The effectiveness of this Amendment is subject to the condition that the Administrative Agent shall have received signature pages from the Required Lenders, the Borrower and the Subsidiary Guarantors and the Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction.

     SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:
     (a)      This Amendment is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational action on the part the Borrower. This Amendment has been duly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b)      After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement or in any Loan Document are true and correct in all material respects (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects as of a specified date).
     (c)      After giving effect to this Amendment, no Default has occurred or is continuing.
     SECTION 4. Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby. This Amendment shall be a Loan Document for all purposes.
     SECTION 5. Applicable Law. This Amendment shall be governed by, and be construed in accordance with, the laws of the State of New York.
     SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile or “pdf file” transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 7. Expenses. Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.
     SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

REGENCY GAS SERVICES LP,

By:	Regency OLP GP LLC, its general partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:
Name:
Title:

as a Lender

By:
Name:
Title:

New Revolving Commitment:

     Each of the undersigned, in its capacity as a Guarantor, hereby acknowledges the terms and conditions set forth in this Amendment and hereby ratifies and confirms its obligations under the Credit Agreement as amended by this Amendment, including, without limitation, its guarantee of the Guaranteed Obligations.

REGENCY ENERGY PARTNERS LP
By:	Regency GP LP, its General Partner
By:	Regency GP LLC, its General Partner

By:	/s/ Stephen L. Arata

Stephen L. Arata
Executive Vice President and
Chief Financial Officer

REGENCY WAHA LP, LLC
REGENCY NGL GP, LLC
REGENCY GAS MARKETING GP, LLC
REGENCY WAHA GP, LLC
REGENCY INTRASTATE GAS LLC
REGENCY MIDCON GAS LLC
REGENCY LIQUIDS PIPELINE LLC
REGENCY GAS GATHERING AND PROCESSING LLC
GULF STATES TRANSMISSION CORPORATION
REGENCY NGL MARKETING LP
By:	Regency NGL GP, LLC, its General Partner
REGENCY GAS MARKETING LP
By:	Regency Gas Marketing GP, LLC, its General Partner
REGENCY GAS SERVICES WAHA, LP
By:	Regency Waha GP, LLC, its General Partner
PUEBLO HOLDINGS, INC.
PUEBLO MIDSTREAM GAS CORPORATION
PUEBLO ENERGY MARKETING, INC.
REGENCY OIL PIPELINE LLC

By:	/s/ Stephen L. Arata

Stephen L. Arata
Vice President

REGENCY TS GP LLC
REGENCY FIELD SERVICES LP
By:	Regency TS GP LLC,
its General Partner
REGENCY GUARANTOR GP LLC
REGENCY GUARANTOR LP
By:	Regency Guarantor GP LLC,
its General Partner
REGENCY OPERATING GP LLC
REGENCY EASTEX NEWLINE LP
By:	Regency Operating GP LLC,
its General Partner
REGENCY OPERATING LP
By:	Regency Operating GP LLC,
its General Partner
REGENCY EASTEX PROTREAT I LP
By:	Regency Operating GP LLC,
its General Partner
REGENCY EASTEX PROTREAT II LP
By:	Regency Operating GP LLC,
its General Partner
REGENCY GU GP LLC
REGENCY GAS UTILITY LP
By:	Regency GU GP LLC,
its General Partner
REGENCY FS GP LLC
REGENCY FS LP
By:	Regency FS GP LLC,
its General Partner
REGENCY TS ACQUISITION GP LLC
REGENCY TS ACQUISITION LP
By:	Regency TS Acquisition GP LLC,
its General Partner
REGENCY FN GP LLC
REGENCY FRIO NEWLINE LP
By:	Regency FN GP LLC,
its General Partner
REGENCY TGG LLC
REGENCY PIPELINE COMPANY INC.
REGENCY GAS COMPANY LTD.
By:	Regency Pipeline Company Inc.,
its General Partner

By:	/s/ Stephen L. Arata

Stephen L. Arata
Vice President

PALAFOX JOINT VENTURE

By:	Regency Gas Company Ltd.,
its Venturer
By:	Regency Pipeline Company Inc.,
its General Partner

By:	/s/ Stephen L. Arata

Stephen L. Arata
Vice President

By:	Regency Gas Services LP,
its Venturer
By:	Regency OLP GP LLC,
its General Partner

By:	/s/ Stephen L. Arata

Stephen L. Arata
Vice President